SUPPLEMENT DATED OCTOBER 10, 2007

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2007

This supplement changes the Pacific Select Fund (Fund) prospectus dated May 1, 2007, as supplemented (together, the “prospectus”) and must be preceded or accompanied by the Fund’s prospectus. Remember to review the prospectus for other important information.

The ABOUT THE PORTFOLIOS — Portfolio manager sections are updated as follows:

The information below replaces the information regarding Gary Buesser for the MID-CAP VALUE PORTFOLIO:
Gary Buesser, CFA, is a director and a portfolio manager at Lazard and was a senior vice president from 2002 to 2006, until he was promoted to his current position. From 2001 to 2002, he was a vice president. He is a mid-cap and strategic equity portfolio manager. Prior to joining Lazard in 2000, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers and Kidder Peabody. He has over 24 years of investment experience. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary College. He is a member of the New York Society of Security Analysts.

The following information is added regarding the COMSTOCK PORTFOLIO:
Devin Armstrong, CFA, a vice president and a portfolio manager, has managed the portfolio since 2007. He joined Van Kampen in 2004 as a member of the Van Kampen U.S. research team while also attending Columbia Business School (2002-2004). Prior to joining the firm, he was a research associate from 1999 to 2002 at William Blair & Company and prior to that, was a senior analyst at Ibbotson Associates. He has 8 years of investment industry experience. Mr. Armstrong has a BS from the University of Illinois and an MBA from Columbia University.
James Warwick, a vice president and a portfolio manager, has managed the portfolio since 2007. He joined Van Kampen in 2002 as a portfolio manager. Prior to joining the firm, he was a sales manager from 1995 to 2002 at AIM Management Group. He has 14 years of investment industry experience. Mr. Warwick has a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

The ABOUT THE PORTFOLIO MANAGERS — ClearBridge Advisors, LLC (ClearBridge); Loomis, Sayles & Company, L.P. (Loomis Sayles) and Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) sections, respectively, are updated as follows:

The address of ClearBridge has changed to 620 Eighth Avenue, New York, New York 10018.

The name of the parent company for both Loomis Sayles and Vaughan Nelson has changed to Natixis Global Asset Management, L.P. (NATIXIS) from IXIS Asset Management US Group, L.P. (IXIS). All references to IXIS within the prospectus are replaced with NATIXIS.

Supplement dated October 10, 2007 to the
Pacific Select Fund Statement of Additional Information dated May 1, 2007
      This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2007, as supplemented (together the “SAI”) and must be preceded or accompanied by the Fund’s SAI. Remember to review the Fund’s SAI for other important information.
Under the ORGANIZATION AND MANAGEMENT OF THE FUND section, the following changes are made:

For the Board of Trustees — Beneficial Interest of Trustees subsection, the following is added:

SEC rules require disclosure of information on the ownership of certain interests in securities of an investment adviser or principal underwriter of the Fund by each Trustee who is not an interested person of the Fund and his or her immediate family members. Nooruddin S. Veerjee, who serves as an Independent Trustee of the Fund, acquired common shares of JP Morgan Chase & Co. (“JP Morgan Chase”) with a value of approximately $17,574 on February 20, 2007. Mr. Veerjee reported to the Fund that the acquisition was inadvertent, and he sold the entire position of JP Morgan Chase shares on July 20, 2007.

Mr. Veerjee is not an “interested person” (as that term is defined in the Investment Company Act of 1940) of PLFA, the investment adviser to the Fund. However, as a result of holding the above-noted position, Mr. Veerjee may have been an “interested person” (during the applicable time period referenced above) of J.P. Morgan Investment Management, Inc. (an indirect, wholly-owned subsidiary of JP Morgan Chase), the Portfolio Manager to the Fund’s Diversified Bond Portfolio. Therefore, Mr. Veerjee may have been an “interested person” of the Diversified Bond Portfolio and the Fund during the period that he held shares of JP Morgan Chase.

For the Portfolio Management Agreements subsection, the following information is revised for ClearBridge, Highland Capital, Loomis Sayles and Vaughan Nelson, and Van Kampen (Morgan Stanley Investment Management Inc.), respectively.

The address for ClearBridge Advisors LLC has changed to 620 Eighth Avenue, New York, NY 10018.

Highland Capital Management LLC is replaced with Highland Capital Management, L.P.

The name of the parent company for both Loomis Sayles and Vaughan Nelson has changed to Natixis Global Asset Management, L.P. (“NATIXIS”) from IXIS Asset Management US Group, L.P. (“IXIS”). All references to IXIS are replaced with NATIXIS.

The address for Morgan Stanley Investment Management Inc. (“MSIM”), which does business as Van Kampen, has changed to 522 Fifth Avenue, New York, NY 10036.

For the Additional Information About the Portfolio Managers subsection, the following changes are made:

In the Compensation Structures and Method subsection, information for ClearBridge is replaced with the following:

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

               Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio managers position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the products pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.
               Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

In the Other Accounts Managed subsection, the following information is updated with regard to the Large-Cap Value Portfolio and information is added with regard to the Comstock Portfolio:

	ASSET BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets in	Number of	Total Assets in	Number of	Total Assets in
Portfolio Managers	Accounts	the Accounts	Accounts	the Accounts	Accounts	the Accounts

Large-Cap Value
Dmitry Khaykin†	5	$2,100,000,000	2	$140,000,000	5,841	$2,900,000,000
Comstock
Devin E. Armstrong†	15	$29,376,532,541	2	$1,141,220,594	14,156	$2,897,293,695
James N. Warwick†	14	$29,033,871,255	2	$1,141,220,594	14,157	$3,239,954,981

†	Numbers are as of August 31, 2007.

PERFORMANCE BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets in	Number of	Total Assets in	Number of	Total Assets in
Portfolio Managers	Accounts	the Accounts	Accounts	the Accounts	Accounts	the Accounts

Large-Cap Value
Dmitry Khaykin†	1	1,360,000,000	None	N/A	None	N/A

†	Numbers are as of August 31, 2007.